P R O S P E C T U S                                          September 22, 1995




                                 SNAP FUND

            SNAP Fund is a "money-market" fund, seeking as high a rate of current income as Commonwealth Investment Counsel, Inc., its investment adviser ("CIC"), believes is consistent with preservation of capital and maintenance of liquidity. The Fund currently offers its shares only to participants in the Commonwealth of Virginia State Non-Arbitrage Program (the "SNAP Program"). The Fund is a series of shares of Mentor Institutional Trust.

            An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

            This Prospectus sets forth concisely the information about the Fund and Mentor Institutional Trust that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more detailed information in the September 22, 1995 Statement of Additional Information, as amended from time to time.
For a free copy of the Statement, call 1-800-570-SNAP. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Fund's address is P.O. Box 1357, Richmond, Virginia 23286-0109.

                         -------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
  ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE
     FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                    BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESEN-
               TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense summary

                 Expenses are one of several factors to consider when investing in the Fund. The following table summarizes an investor's maximum transaction costs from investing in the Fund and expenses the Fund expects to incur in its first fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods. Shares of the Fund are currently being offered to investors through the Commonwealth of Virginia State Non-Arbitrage Program (the "SNAP Program"). Only expenses incurred by the Fund are reflected in the tables and Example below; other expenses incurred by the SNAP Program, or by participants in the SNAP Program, are not reflected.

      Shareholder Transaction Expenses:
      Maximum Sales Load Imposed on Purchases              None
      Maximum Sales Load Imposed on Reinvested Dividends   None
      Deferred Sales Load                                  None
      Redemption Fees                                      None
      Exchange Fee                                         None

          Annual Fund Operating Expenses:
          (as a percentage of average net assets)
            Management Fees                                0.09%
            12b-1 Fees                                     0.00%
            Other Expenses                                 0.04%
              Total Fund Operating Expenses                0.13%

Example

                     An investment of $1,000 in the Fund would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

     1 year                  $2
     3 years                 $6

                     This information is provided to help investors understand the operating expenses of the Fund. The information is based on the expenses the Fund expects to incur during its first fiscal year. The Example should not be considered a representation of future performance; actual expenses may be more or less than those shown.


Investment objective and policies

                     SNAP Fund's investment objective is to seek as high a rate of current income as CIC believes is consistent with preservation of capital and maintenance of liquidity. There can, of course, be no assurance that the Fund will achieve its investment objective. As a matter of policy, the Trustees will not change the Fund's investment objective without shareholder approval.

                     The Fund will invest in a portfolio of high-quality short-term instruments consisting of any or all of the following:

(bullet) U.S. Government securities: U.S. Treasury bills, notes, and bonds, and securities unconditionally guaranteed as to payment of principal and interest by the United States or any agency of the United States.

(bullet) Obligations of the Commonwealth of Virginia and of its local governments and of other states: high-quality evidences of indebtedness of the Commonwealth of Virginia, and obligations of any county, city, town, district, authority, or other public body of the Commonwealth. The Fund may also invest in high-quality-obligations of any other state or of any county, city, town, or district located in any other state.

(bullet) Bankers' acceptances: negotiable drafts or bills of exchange, which have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity. The Fund will only purchase bankers' acceptances issued by a bank organized in the U.S. or by a foreign bank with an agency domiciled in the U.S.

(bullet) Certificates of deposit and interest-bearing time deposits: of national banks or of banks chartered by the Commonwealth of Virginia or of banks chartered by other states and authorized to operate branches in the Commonwealth of Virginia (if such banks chartered by the Commonwealth or other states are under the supervision of the Commonwealth of Virginia and the deposits are secured as provided by the Virginia Security for Public Deposits Act). The amount of any deposit must be insured in its entirety by the Federal Deposit Insurance Corporation, except to the extent any such amount is collateralized by eligible
             collateral as prescribed by law.   Any time deposits
             made by the Fund must mature in seven days or less.

(bullet) Prime commercial paper: high-quality, short-term obligations issued by banks, corporations, and other issuers organized under the laws of the United States or of any state.

(bullet) Other short-term obligations: high-quality, short-term obligations of corporate issuers.

(bullet) Repurchase agreements: with respect to U.S. Government or agency securities. Under a repurchase agreement, the Fund purchases a U.S. Government security for a relatively short period (usually not more than one week) which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. The Fund will enter into repurchase agreements only with commercial banks having assets of more than $1 billion and with "primary dealers" in U.S. Government securities. Although CIC will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate. The Fund requires any U.S. Government securities serving as collateral for a repurchase agreement to be delivered to the Fund's custodian (or any approved subcustodian).

                     The Fund will invest only in U.S. dollar-denominated high-quality securities and other U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk. "High-quality securities" are (i) commercial paper or other short-term obligations rated A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc., and (ii) other obligations rated AAA or AA by Standard & Poor's and Aaa or Aa by Moody's at the time of investment. The Fund will not purchase securities of any issuer (other than U.S. Government securities) if, immediately thereafter, more than 5% of the Fund's total assets would be invested in securities of that issuer (or 1% of the Fund's total assets, or $1 million, whichever is greater, if the securities of such issuer owned by the Fund are not rated in the highest rating category by a nationally recognized statistical rating organization), nor will the Fund make an investment in commercial paper if, immediately thereafter, more than 35% of its total assets would be invested in commercial paper.

                       The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share, although there is no assurance that these policies will be successful. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than one year. The Fund may invest in variable or floating-rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

                     Considerations of liquidity and preservation of capital mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Fund may also invest to take advantage of what CIC believes to be temporary disparities in yields of different segments of the high-quality money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio. The Fund will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

                     The Fund's portfolio will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Fund. The value of the securities in the Fund's portfolio can be expected to vary inversely to the changes in prevailing interest rates. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

                     The Fund will not lend money, other than by investment in the instruments described above and through entry into repurchase agreements, nor will it borrow money or pledge, hypothecate, or mortgage its assets. The Fund will not invest in securities of an issuer if any employee of the Fund or CIC (or, to the knowledge of the Fund or CIC, any affiliated person of the Fund or CIC) is an officer or director of that issuer or holds 10% of the outstanding voting securities of that issuer, unless the investment is approved or ratified by the Trustees.

                     The Fund will not be responsible for determining whether income or gains from any investment by the Fund will be excludable from the income of participants in the SNAP Program for tax purposes, or will otherwise be subject to or exempt from taxation under federal or state law or be subject to rebate by participants under federal law.

                               ------------------

                     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Management of the Fund

                     The Trustees of Mentor Institutional Trust are responsible for generally overseeing the conduct of the Trust's business. Commonwealth Investment Counsel, Inc., located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Fund pursuant to a Management Contract between the Fund and CIC. Subject to the general oversight of the Trustees, CIC, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund. CIC makes investment decisions for the Fund and places the purchase and sale orders for the Fund's portfolio transactions. As compensation for CIC's services under the Management Contract, the Fund pays a fee, accrued daily and paid monthly, at the following annual rate: .09% of the first $500 million of average net assets; .08% of the next $250 million; .07% of the next $250 million; .06% of the next $250 million; and .05% of any amount over $1.25 billion. CIC is a wholly owned subsidiary of Mentor Investment Group, Inc., which is a wholly owned subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"). Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. CIC currently has assets under management of approximately $4 billion, and serves as investment adviser to Cash Resource Trust, an open-end series investment company, Mentor Balanced Portfolio, Mentor Cash Management Portfolio, Mentor Fixed-Income Portfolio, Mentor Intermediate Duration Portfolio, Mentor Quality Income Portfolio, and Mentor Short-Duration Income Portfolio, each of which is an open-end investment company, and Mentor Income Fund, Inc., a closed-end investment
company.   The Fund pays all of its own expenses, including, among other things, Trustees' fees, and auditing, legal, and custodial expenses.

                     Subject to the general oversight of the Trustees, CIC, as investment adviser, manages the Fund in accordance with its stated investment objective and policies. A team of investment professionals manages the Fund for CIC.

How the Fund values its shares

                     The Fund values its shares twice each day, once at 12:00 noon and again at the close of regular trading on the New York Stock Exchange. The Fund's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Fund will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

How distributions are made

                     The Fund declares all of its net interest income as a distribution on each day the New York Stock Exchange is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders who purchase shares of the Fund as of 12:00 noon on any day will receive the dividend declared by the Fund for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the day after the Fund accepts their order. The Fund's net income for Saturdays, Sundays, and holidays is declared as a
dividend on the preceding business day.   Dividends for any month will be
paid on the last day of that month (or, if that day is not a business day, on the preceding business day), except that the Fund's schedule for payment of dividends during the month of December may be adjusted to assist in the Fund's tax reporting and distribution requirements. All distributions will be reinvested automatically in Fund shares as of the payment date, unless the shareholder instructs the Fund to pay distributions to it in cash. Since the net income of the Fund is declared as dividend each time it is determined, the net asset value per share of the Fund normally remains at $1 per share immediately after each determination and dividend declaration.

                     The Fund intends to qualify as a "regulated investment company" for federal income tax purposes to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund will distribute substantially all of its net investment income and capital gain net income on a current basis. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes.

How to participate in the Fund

                     Shares of the Fund are currently being offered only to participants in the Commonwealth of Virginia State Non-Arbitrage Program (the "SNAP Program"). Participants in the SNAP Program wishing to purchase shares of the Fund should consult the Information Statement of the SNAP Program, as it may be amended from time to time (the "Information Statement"), or should contact the SNAP Program directly, for information as to the procedures they should follow in order to purchase shares of the Fund through the Program.

                     All Fund shares owned beneficially by participants in the SNAP Program are owned of record by the Treasury Board, an agency of the Commonwealth of Virginia, for the benefit of participants. Because the Treasury Board will be the record owner of all shares of the Fund owned beneficially by SNAP Program participants, a Program participant should follow the procedures described in the Information Statement of the SNAP Program to ensure that all instructions as to any investment by it in the Fund--including instructions as to the purchase or sale of shares of the Fund--are timely carried out by the SNAP Program.

                     Purchase orders; purchase price. The Fund offers its shares continuously at a price of $1.00 per share. Shares of the Fund are sold at the net asset value next determined after a purchase order is received by the Fund from the SNAP Program. The Fund determines its net asset value at 12:00 noon on each day the New York Stock Exchange is open. Purchase orders that are received prior to 12:00 noon on a particular day are priced according to the net asset value determined at that time, and the shares purchased at that time will earn the dividend declared for that day. Purchase orders that are received after 12:00 noon are priced based on the net asset value determined as of the close of the New York Stock Exchange on that day, and begin to earn dividends on the next day.

                       Because the Fund seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Fund at Central Fidelity National Bank. A participant in the SNAP Program wishing to invest in the Fund must ensure that Central Fidelity National Bank, as Depository for the SNAP Program, receives Same Day Funds at or prior to the time the participant wishes to invest in the Fund. Consult the Information Statement or contact the investment manager for the SNAP Program directly for information.

How to redeem shares

                     Shares of the Fund may be redeemed on any day when the New York Stock Exchange is open. Redemptions will be effected at the net asset value per share of the Fund next determined after receipt of the redemption request in good order. Shares redeemed at the Fund's 12:00 noon price do not earn the income dividend declared on the day of redemption. Participants should consult the Information Statement or contact the SNAP Program directly to ensure that all necessary steps are taken to effect the timely redemption of their shares.

                     Redemptions by check. SNAP Program participants may elect to have a special checking account with Central Fidelity National Bank. Checks may be drawn on the account for any amount. Upon receipt of a completed signature card, Central Fidelity National Bank will provide the participant with a supply of checks drawn on the account. Additional supplies of checks are available, upon request. When a check is presented to Central Fidelity National Bank, a number of shares in the Fund owned beneficially by the checkwriter will be redeemed in order to pay the full amount of the check.

                     Redemption by check is not appropriate for a complete liquidation of an account. If the amount of a redemption check is greater than the value of the shares owned beneficially by the checkwriter, the check will be returned to the depositor due to an insufficient account balance. The checkwriting privilege may be suspended at any time. Consult the Information Statement or contact the SNAP Program for additional information.

                              ---------------

                     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

                     If shares of the Fund to be redeemed represent an investment made by check, the Fund reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected which may take up to 15 days after the purchase date.

Mentor Institutional Trust

                     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

                     The Trust is an open-end, diversified, series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into four series, one representing the Fund, the others representing other funds with varying investment objectives and policies. Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Fund are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.
Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

                     In the interest of economy and convenience, the Fund will not issue certificates for its shares except at the shareholder's request.

Custodian and Transfer and Dividend Agent

                     Central Fidelity National Bank serves as the Fund's custodian and transfer and dividend agent. The address of Central Fidelity National Bank is 1021 East Cary Street, P.O. Box 27602, Richmond, Virginia 23261.

Performance Information

                     The Fund's "yield" is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Fund's "effective yield" represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

                     Past performance does not predict future results. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.


                                             SNAP Fund

                                             Prospectus

                                             An Open-End Management
                                             Investment Company




                                             September 22, 1995

                                   SNAP FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                               September 22, 1995

     SNAP Fund (the "Fund") is a series of shares of beneficial interest of Mentor Institutional Trust (the "Trust"), a diversified, open-end series investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund dated September 22, 1995. A copy of the prospectus can be obtained upon request made to Mentor Investment Group, Inc. ("Mentor") at P.O. Box 1357, Richmond, Virginia 23286-0109, or by calling Mentor at 1-800-570-SNAP.

                             TABLE OF CONTENTS

     CAPTION                                                           PAGE

GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . 2
MANAGEMENT OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . 4
PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . 6
INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . . . . . . 7
BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . 9
TAX STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . .  13
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .  13
SHAREHOLDER LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . .  13
RATINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                  GENERAL

     SNAP Fund (the "Fund") is a series of shares of beneficial interest of Mentor Institutional Trust (the "Trust"), a diversified, open-end investment company.  Until July 1995, the Fund was known as Mentor Limited
Duration Income Portfolio.   The Trust is a Massachusetts business trust
organized on February 8, 1994 as IMG Institutional Trust.

     Commonwealth Investment Counsel, Inc. ("CIC") serves as investment adviser to the Fund. CIC is a wholly owned subsidiary of Mentor Investment Group Inc., which is a wholly owned subsidiary of Wheat First Butcher Singer Inc. ("Wheat First Butcher Singer").

                          INVESTMENT RESTRICTIONS

     As fundamental investment restrictions, which may not be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund, the Fund may not:

     1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets would be invested in a single industry, except that the Fund may invest up to 100% of its assets in securities of issuers in the banking industry.

     2.   Acquire more than 10% of the voting securities of any issuer.

     3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     4. Issue any class of securities which is senior to the Fund's shares of beneficial interest.

     5. Purchase or sell securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

     6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

     7. Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

     8. Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by these investment restrictions.

     9. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

     10. Make loans, except by purchase of debt obligations or other instruments in which the Fund may invest consistent with its investment policies or by entering into repurchase agreements.

     In addition, it is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to:

     1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's net assets (taken at current value) would then be invested in securities described in
          (a), (b), and (c).

     2. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition.


     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a prospectus with respect to the Fund, the other investment policies described in this Statement or in a prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change the Fund's investment objective without shareholder approval.


     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.



                          MANAGEMENT OF THE TRUST

     The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

                          Position Held      Principal Occupation
Name and Address           with Fund         During Past 5 Years

Stanley F. Pauley           Trustee      Chairman and Chief
                                         Executive Officer, E.R.
                                         Carpenter Company
                                         Incorporated; Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.

Louis W. Moelchert, Jr.     Trustee      Vice President of Business
                                         and Finance, University of
                                         Richmond;  Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.

Thomas F. Keller            Trustee      Dean, Fuqua School of
                                         Business, Duke University;
                                         Trustee, The Mentor Funds;
                                         Trustee, Cash Resource
                                         Trust.

Arnold H. Dreyfuss          Trustee      Retired.  Formerly,
                                         Chairman and Chief
                                         Executive Officer,
                                         Hamilton Beach/Proctor-
                                         Silex, Inc.; Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.


*Daniel J. Ludeman          Chairman;    Chairman and Chief
                            Trustee      Executive Officer since
                                         July 1991, Mentor
                                         Investment Group, Inc.;
                                         Managing Director of
                                         Wheat, First Securities,
                                         Inc. since August 1989;
                                         Managing Director of Wheat
                                         First Butcher Singer since
                                         June 1991; Director,
                                         Mentor Income Fund, Inc.;
                                         Chairman and Trustee, The
                                         Mentor Funds; Chairman and
                                         Trustee, Cash Resource
                                         Trust.

Troy A. Peery, Jr.          Trustee      President, Heilig-Meyers
                                         Company.  Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.

Paul F. Costello            President    Managing Director, Mentor
                                         Investment Group, Inc. and
                                         Wheat First Butcher
                                         Singer; President, Mentor
                                         Income Fund, The Mentor
                                         Funds, and Cash Resource
                                         Trust; formerly, Director,
                                         President and Chief
                                         Executive Officer, First
                                         Variable Life Insurance
                                         Company; President and
                                         Chief Financial Officer,
                                         Variable Investors Series
                                         Trust; President and
                                         Treasurer, Atlantic
                                         Capital & Research, Inc.;
                                         Vice President and
                                         Treasurer, Variable Stock
                                         Fund, Inc., Monarch
                                         Investment Series Trust,
                                         and GEICO Tax Advantage
                                         Series Trust; Vice
                                         President, Monarch Life
                                         Insurance Company, GEICO
                                         Investment Services
                                         Company, Inc., Monarch
                                         Investment Services
                                         Company, Inc., and
                                         Springfield Life Insurance
                                         Company.

Terry L. Perkins            Treasurer    Vice President, Mentor
                                         Investment Group, Inc.;
                                         Treasurer, Cash Resource
                                         Trust; Treasurer, Mentor
                                         Income Fund Inc.;
                                         formerly, Treasurer and
                                         Comptroller, Ryland
                                         Capital Management, Inc.


John M. Ivan                Clerk        Managing Director since
                                         October 1992, Director of
                                         Compliance since October
                                         1992, Senior Vice
                                         President from 1990 to
                                         October 1992, and
                                         Assistant General Counsel
                                         since 1985, Wheat, First
                                         Securities, Inc.; Clerk,
                                         Cash Resource Trust;
                                         Secretary, The Mentor
                                         Funds.

     The Trust pays each Trustee who is not an officer, director, or employee of Wheat First Butcher Singer, CIC, Mentor, or any of their affiliates $100 per annum plus $25 per meeting attended and reimburses each such Trustee for travel and out-of-pocket expenses. The mailing address of each of the Trustees and officers is 901 East Byrd Street, Richmond, Virginia 23219. The principal occupations of the Trustees and officers for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                      PRINCIPAL HOLDERS OF SECURITIES

     As of July 1, 1995, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of the Fund. To the knowledge of the Fund, no person owns more than 5% of the outstanding shares of the Fund as of that date. All of the shares of the Fund will be registered in the name of the Treasury Board, an agency of the Commonwealth of Virginia.

                   INVESTMENT ADVISORY AND OTHER SERVICES

     CIC acts as investment adviser to the Fund pursuant to a Management Contract with the Trust. Subject to the supervision and direction of the Trustees, CIC, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund and of the Trust. CIC makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. CIC bears all expenses in connection with the performance of its services. In addition, CIC pays the salaries of all officers and employees who are employed by it and the Trust.

     CIC provides the Trust on behalf of the Fund with investment officers who are authorized to execute purchases and sales of securities.
Investment decisions for the Fund and for the other investment advisory clients of CIC and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in CIC's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Wheat First Butcher Singer handles purchases and sales under guidelines approved by investment officers of the Trust. CIC employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the Fund.

     The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more series of the Trust, including the Fund, may be allocated in proportion to the net asset values of the respective series except where allocations of direct expenses can otherwise be fairly made.

     Expenses incurred in the operation of the Fund or otherwise allocated to the Fund, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Fund.

     The Management Contract entered into by the Trust in respect of the Fund is subject to annual approval commencing in 1997 by (i) the Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or CIC, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contract is terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the Fund's shares, or by CIC, as applicable.

                                 BROKERAGE

     Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the Fund investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, CIC receives brokerage and research services and other similar services from many broker-dealers with which it places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements.
These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by CIC's managers and analysts. Where the services referred to above are not used exclusively by CIC for research purposes, CIC, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to CIC and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.

     CIC places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. CIC seeks the best overall terms available for the Fund, except to the extent CIC may be permitted to pay higher brokerage commissions as described below. In doing so, CIC, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, CIC may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to CIC an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. CIC's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. CIC does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, CIC will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, CIC may consider sales of shares of the Fund (and, if permitted by law, of other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                      DETERMINATION OF NET ASSET VALUE

     The Trust determines net asset value per share of the Fund twice each day the New York Stock Exchange (the "Exchange") is open, once at 12:00 noon and again at the close of regular trading on the New York Stock Exchange. Currently, the Exchange is closed Saturdays, Sundays, and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.

     The valuation of the Fund's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply on a day when the use of amortized cost by the Fund resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

     The valuation of the Fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

     Since the net income of the Fund is declared as a dividend each time it is determined, the net asset value per share of the Fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Fund in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that the Fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by the Fund (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in the Fund.

     Should the Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

                                 TAX STATUS

     The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a series of Massachusetts business trust, the Fund will not under present law be subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company," the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities and certain options, futures contracts, forward contracts, and foreign currencies) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, the Fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     The Fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom the Fund is notified that the shareholder has under reported income in the past, or who fails to certify to the Fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

     As stated above, it is a policy of the Fund to meet the requirements of the code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code. One of these requirements is that less than 30% of the Fund's gross income must be derived from gains from sale or other disposition of securities held for less than three months. Accordingly, the Fund will be restricted in selling securities held or considered under Code rules to have been held less than three months.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                          INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP, located at One Boston Place, Boston, Massachusetts 02108, are the Trust's independent auditors, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The audited financial statements incorporated by reference into or included in the Trust's prospectuses and Statement of Additional Information have been so included and incorporated in reliance upon the report of KPMG Peat Marwick LLP, the independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                 CUSTODIAN

     The custodian of the Fund, Central Fidelity National Bank, is located at 1021 East Cary Street, P.O. Box 27602, Richmond, Virginia 23261. Its responsibilities include generally safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

                          PERFORMANCE INFORMATION

     The yield of the Fund is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Fund's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

     All data for the Fund is based on past performance and does not predict future results.


                           SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                                 RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

     (bullet)    liquidity ratios are adequate to meet cash requirements;

     (bullet)    long-term senior debt is rated "A" or better;

     (bullet) the issuer has access to at least two additional channels of borrowing;

     (bullet) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

     (bullet) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

     (bullet)    the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

     (bullet)    evaluation of the management of the issuer;

     (bullet) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (bullet) evaluation of the issuer's products in relation to competition and customer acceptance;

     (bullet)    liquidity;

     (bullet)    amount and quality of long-term debt;

     (bullet)    trend of earnings over a period of ten years;

     (bullet) financial strength of parent company and the relationships which exist with the issuer; and

     (bullet) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                          INDEPENDENT AUDITORS' REPORT



The Trustees and Shareholder
IMG Institutional Trust

We have audited the accompanying statements of assets and liabilities of Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund, and Fixed Income Fund, portfolios of IMG Institutional Trust, as of November 7, 1994. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We Conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit of a statement of assets and liabilities also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audits of the statements of assets and liabilities provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund and Fixed Income Fund, at November 7, 1994 in a conformity with generally accepted accounting principles.

                              KPMG Peat Marwick LLP

Boston, Massachusetts
November 8, 1994

                            IMG INSTITUTIONAL TRUST
                    Statements of Assets and Liabilities
                              November 7, 1994


                                  Cash       Limited    Intermediate     Fixed
                               Management    Duration     Duration      Income
                                  Fund         Fund         Fund         Fund

ASSETS:
   Cash                         $     0      $     0       $     0     $100,000
    Deferred Organization
     Expenses (Note B)           73,000       36,500        18,250       54,750

     Total Assets                73,000       36,500        18,250      154,750


LIABILITIES:
    Accrued Organization
     Expenses (Note B)           73,000       36,500        18,250       54,750

NET ASSETS:                     $     0      $     0       $     0     $100,000

Shares Outstanding                    -            -             -        8,000

Net Asset Value Per Share
    (Note E)                    $  1.00      $  12.50      $  12.50    $  12.50



See accompanying notes to financial statements.

                          IMG INSTITUTIONAL TRUST
                       Notes to Financial Statements
                              November 7, 1994



(A) IMG Institutional Trust (the "Trust') was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 8, 1994. The Trust has an unlimited number of authorized shares, which are divided into four series - Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund and Fixed Income Fund (the Funds). The Trust has had no operations prior to November 4, 1994 other than organizational matters and activities in connection with the purchase of 8,000 shares of the Trust by Wheat First Butcher Singer, Inc. It is currently intended that, upon the effectiveness of the Trust's registration statement, shares will be offered to the public.

(B) The Trust will bear the cost of all organizational expenses including the fees for registering and qualifying the Trust's shares for distribution. Fees and expenses for the organization and registration of shares of the Trust are estimated to be $182,500 and will be amortized over the period of benefit not to exceed 60 months. In the event any of the initial shares are redeemed by any holder thereof during the five year amortization period or the life of a Fund, whichever is shorter, redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares of a Fund being redeemed bears to the number of initial shares of a Fund outstanding at the time of the redemption.

(C) Each Fund of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the Code). Thus, the Funds are relieved of any federal income tax liability by distributing virtually all of their net investment income and capital gains, if any, to their shareholders. The Funds intend to avoid excise tax liability by making the required distributions under the Code.

(D) Under the terms of the Management Contract, Commonwealth Investment Counsel, Inc. (Commonwealth) serves as investment manager to each of the Funds, providing investment advisory services.

(E) The net asset value per share at November 4, 1994 for the Cash Management Fund, Limited Duration Fund and Intermediate Duration Fund are the expected per share offering prices for the portfolios' shares upon their initial public offering.